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Scudder Variable Series II


SVS Index 500 Portfolio



Supplement to the currently effective prospectus

Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor for the portfolio, is proposing the merger of SVS Index 500 Portfolio (the "Acquired Portfolio") into Scudder VIT Equity 500 Index Fund (the "Acquiring Fund"), a series of Scudder Investments VIT Funds, as part of the Advisor's initiative to restructure and streamline the family of Scudder funds.

Completion of the merger is subject to a number of conditions, including final approval by each of the Acquired Portfolio's and Acquiring Fund's Board and approval by shareholders of the Acquired Portfolio at a shareholder meeting expected to be held within approximately the next five months. Prior to the shareholder meeting, shareholders of the Acquired Portfolio will receive: (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger;
(ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the Acquiring Fund.













               Please Retain This Supplement for Future Reference

May 2, 2005
SVS2-3601